UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):  August 7, 2006

Cogdell Spencer Inc.
(Exact name of registrant as specified in its charter)

Maryland	001-32649	20-3126457
(State or other jurisdiction of	(Commission File	(IRS Employer
incorporation)	Number)	Identification No.)

4401 Barclay Downs Drive, Suite 300
Charlotte, North Carolina	28209
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code:  (704) 940-2900
N/A
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
          ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
          ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
          ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
          ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02  Results of Operations and Financial Condition.
The information in this Current Report, including the exhibit hereto, is being furnished and shall not be deemed “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended.
On August 7, 2006, Cogdell Spencer Inc. (the “Company”) issued an earnings release announcing its financial results for the period April 1, 2006 to June 30, 2006. A copy of the earnings release is attached as Exhibit 99.1.
On August 7, 2006, the Company posted certain supplemental financial data on its website, www.cogdellspencer.com. That supplemental operating and financial data is attached hereto as Exhibit 99.2 and is incorporated by reference herein.
ITEM 9.01  Financial Statements and Exhibits.
Exhibit 99.1        Earnings Release regarding the period April 1, 2006 to June 30, 2006.
Exhibit 99.2        Supplemental Operating and Financial Data posted August 7, 2006.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
COGDELL SPENCER INC.
By: /s/ Frank C. Spencer

Name: Frank C. Spencer
Title: Chief Executive Officer and President
Date: August 7, 2006

EXHIBIT INDEX
Exhibit                   Description
Number
Exhibit 99.1            Earnings Release regarding the period April 1, 2006 to June 30, 2006.
Exhibit 99.2            Supplemental Operating and Financial Data Package posted August 7, 2006.

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